Exhibit 3.25

CERTIFICATE OF AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION

OF

OWENS-BROCKWAY PLASTIC PRODUCTS INC.

Pursuant to Section 242 of the General

Corporation Law of the State of Delaware

Owens-Brockway Plastic Products Inc., a Delaware corporation (the “Corporation”), does hereby certify as follows:

FIRST:  Article FIRST of the Corporation’s Restated Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

FIRST:  The name of the Corporation is Graham Packaging Plastic Products Inc.

SECOND:  The foregoing amendment was duly adopted in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed in its corporate name this 12th day of October 2004.

OWENS-BROCKWAY PLASTIC
PRODUCTS INC.

By:	/s/ John E. Hamilton
Name:	John E. Hamilton
Title:	Chief Financial Officer &
Secretary

ETHYL DEVELOPMENT CORPORATION

RESTATED CERTIFICATE OF INCORPORATION

ETHYL DEVELOPMENT CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY

FIRST: That the corporation was originally incorporated under the name of Trans-Plast Corporation and the original Certificate of Incorporation was filed with the Secretary of State of Delaware on June 15, 1960.

SECOND: That the Board of Directors of said Ethyl Development Corporation, by the unanimous consent of its members, a copy of which is filed with the minutes of the board, adopted resolutions proposing and declaring advisable restating the Certificate of Incorporation of said corporation to read as set forth in Exhibit A attached hereto, and directing that such amendment be submitted to the Corporation’s only stockholder for its written consent.

THIRD: That the said amendment has been consented to and authorized by the holder of all the issued and outstanding stock, by a written consent given in accordance with the provisions of Section 228 of the General Corporation Law of

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Delaware, a copy of which is filed with the Corporation’s records.

FOURTH:  That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and Section 245 of the General Corporation Law of Delaware.

FIFTH:  That the capital of said corporation will not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, ETHYL DEVELOPMENT CORPORATION has caused its corporate seal to be affixed hereunto and this certificate to be executed by its officers thereunto duly authorized this January 23, 1970.

[SEAL]

ATTEST:		ETHYL DEVELOPMENT CORPORATION

By:	/s/ F. P. Warne	By:	/s/ B. C. Gottwald
	F. P. Warne		B. C. Gottwald
	Secretary		Executive Vice President

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EXHIBIT A

RESTATED CERTIFICATE OF INCORPORATION

OF

ETHYL DEVELOPMENT CORPORATION

FIRST.                                   The name of the corporation is

ETHYL DEVELOPMENT CORPORATION.

SECOND.                    Its registered office in the State of Delaware is located at No. 100 West Tenth Street, in the City of Wilmington, county of New Castle. The name and address of its agent is The Corporation Trust Company, No. 100 West Tenth Street, Wilmington 99, Delaware.

THIRD.                               The nature of the business or purposes to be conducted or promoted are:

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH.                   The total number of shares of stock which the corporation shall have authority to issue is

Three Hundred Thousand (300,000) shares of Common Stock without par value.

FIFTH.                                  Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction

3

within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

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SIXTH.                                In the absence of fraud, no contract or other transaction between this corporation and any other corporation or any partnership or association shall be affected or invalidated by the fact that any director or officer of this corporation is pecuniarily or otherwise interested in or is a director, member or officer of such other corporation or of such firm, association or partnership or is a party to or is pecuniarily or otherwise interested in such contract or other transaction or in any way connected with any person or persons, firm, association, partnership or corporation pecuniarily or otherwise interested therein; any director may be counted in determining the existence of a quorum at any meeting of the Board of Directors of this corporation for the purpose of authorizing any such contract or transaction with like force and effect as if he were not so interested, or were not a director, member or officer of such other corporation, firm, association or partnership.

SEVENTH.              The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving

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at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the full extent now or hereafter permitted by the General Corporation Law of Delaware.

EIGHTH.                        Every stockholder entitled to vote at any election for directors shall have the right to cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or to distribute his votes on the same principle among as many candidates as he shall think fit. The candidates receiving the highest number of votes up to the number of directors to be elected shall be elected.

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CERTIFICATE OF REDUCTION OF CAPITAL

OF

ETHYL DEVELOPMENT CORPORATION

STATE OF VIRGINIA,

CITY OF RICHMOND, to-wit:

I, MARY D. SHEPPARD, a Notary Public in and for the City and State aforesaid, do hereby certify that B. C. Gottwald, Executive Vice President of ETHYL DEVELOPMENT CORPORATION a corporation of the State of Delaware, the corporation described in and which executed the foregoing certificate, known to me personally to be such, and he, the said B. C. Gottwald, as such Executive Vice President, duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation, that the facts stated therein are true; that the signatures of the said Executive Vice President and Secretary of said corporation to said foregoing certificate are in the handwriting of the said Executive Vice President and Secretary of said corporation, respectively, and that the seal affixed to said certificate is the corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this January 23, 1970.

/s/ Mary D. Sheppard
Notary Public

[SEAL]

My Commission expires  10/31/71.

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CERTIFICATE OF REDUCTION

OF CAPITAL

** ** ** **

ETHYL DEVELOPMENT CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST:  That at a meeting of the Board of Directors of ETHYL DEVELOPMENT CORPORATION on June 16, 1967, resolutions were duly adopted setting forth a proposed reduction of the capital of said corporation in the manner and to the extent hereinafter set forth and calling a meeting of the stockholders having voting power for the consideration thereof.

SECOND:  That thereafter at a special meeting of the stock-holders of said corporation on June 27, 1967, called upon not less than ten nor more than fifty days’ notice, given in accordance with the by-laws thereof, for the purpose of voting upon the question of reducing its capital, a resolution was duly adopted by the holders of record of a majority of the outstanding shares of stock of the corporation having voting power,  to reduce the capital of the corporation by the amount of One Million Nine Hundred Sixty-one Thousand Three Hundred Ninety-seven Dollars ($1,961,397.00) in the following manner: by retiring shares owned by the corporation.

THIRD:  That the assets of the corporation remaining after such reduction are sufficient to pay any debts, the payment of which has not been otherwise provided for.

FOURTH:  That this certificate of Reduction of Capital shall be effective for accounting and other administrative purposes on July 24, 1967, immediately preceding the execution of the Certificate of Amendment of Certificate of Incorporation, by which the authorized capital stock of the corporation was stated to be 300,000 shares of Common Stock without par value.

IN WITNESS WHEREOF, said ETHYL DEVELOPMENT CORPORATION has caused its corporate seal to be hereunto affixed and this certificate to be signed by B. C. Gottwald its Executive Vice President and attested by F.  P. Warne,  its Secretary this 5th day of August, 1970.

ETHYL DEVELOPMENT CORPORATION

By:
/s/ B. C. Gottwald
B. C. Gottwald
Executive
Vice President
[SEAL]

(CORPORATE SEAL)

ATTEST:

By:	/s/ F. P. Warne
F. P. Warne
Secretary

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STATE OF VIRGINIA	)
) ss:
CITY OF RICHMOND	)

BE IT REMEMBERED that on this 5th day of August, 1970, personally came before me, a Notary Public in and for the City and State aforesaid, B. C. Gottwald Executive Vice President of ETHYL DEVELOPMENT CORPORATION, a corporation of the State of Delaware, and he duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation and the facts stated therein are true; and that the seal affixed to said certificate and attested by the Secretary of said corporation is the common or corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

/s/ Joyce G. Heflin
Notary Public
My Commission Expires July 13, 1972
[SEAL]

(SEAL)

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CERTIFICATE OF OWNERSHIP

OF

ETHYL DEVELOPMENT CORPORATION (DEL.)

MERGING

ETHYL NETHERLANDS, INC. (VA.)

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

Ethyl Netherlands, Inc.

INTO

Ethyl Development Corporation

Ethyl Development Corporation, a corporation organized and existing under the laws of Delaware.

DOES HEREBY CERTIFY:

FIRST: That this corporation was incorporated on the 15th day of June, 1960, pursuant to the General Corporation Law of the State of Delaware.

SECOND:  That this corporation owns all of the outstanding shares of the stock of Ethyl Netherlands, Inc., a corporation incorporated on 10th day of October, 1967, pursuant to the Stock Corporation Act Law of the State of Virginia.

THIRD:  That this corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of the board on the 24th day of March, 1971, determined to and did merge into itself said Ethyl Netherlands, Inc:

RESOLVED, that Ethyl Development Corporation merge, and it hereby does merge into itself said Ethyl Netherlands, Inc., and assumes all of its obligations; and further

RESOLVED, that the merger shall be effective upon the date of filing with the Secretary of State of Delaware; and further

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

*  *  *  *  *

ETHYL DEVELOPMENT CORPORATION, a corporation organized and existing under by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:  That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that the Certificate of Incorporation of ETHYL DEVELOPMENT CORPORATION

be amended by changing Article 1 thereof so that, as amended, said Article shall be and read as follows: “The name of the corporation is:  Brockway Imco, Inc.”

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of section 242 and 228 of the General Law of the State of Delaware.

IN WITNESS WHEREOF, said ETHYL DEVELOPMENT CORPORATION has caused this certificate to be signed by G. Stecker its Vice President and attested by P. R. Burnaman, its Secretary, this 1st day of June, 1984.

ETHYL DEVELOPMENT CORPORATION

		By	/s/ G. Stecker
G. Stecker
Vice President

Attest:

By	/s/ P. R. Burnaman
P. R. Burnaman
Secretary

RESOLVED, that the proper officers of this corporation be and they hereby are directed to make and execute, under the corporate seal of this corporation, a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Ethyl Netherlands, Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of Delaware and a certified copy in the office of the Recorder of Deeds of New Castle County, Delaware, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

IN WITNESS WHEREOF, said Ethyl Development Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by F. D. Gottwald, Jr., its President, and attested by Frederick P. Warne, its Secretary, this 1st day of April, 1971.

ETHYL DEVELOPMENT CORPORATION
[SEAL]
(CORPORATE SEAL)
		By:	/s/ F. D. Gottwald, Jr.
President

ATTEST:

By:	/s/ Frederick. P. Warne
Secretary

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STATE OF VIRGINIA	)
) ss:
CITY OF RICHMOND	)

BE IT REMEMBERED that on this 1st day of April 1971, personally came before me, a Notary Public in and for the City and State aforesaid, F. D. Gottwald, Jr., President of Ethyl Development Corporation, a corporation of the State of Delaware, and he duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation and the facts stated therein are true; and that the seal affixed to said certificate and attested by the Secretary of said corporation is the common or corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

/s/ Jane C. Coty
[SEAL]	Notary Public

(SEAL)	My commission expires:

November 5, 1972

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CERTIFICATE OF MERGER

OF

BROCKWAY PLASTICS, INC., A FOREIGN CORPORATION,

INTO

BROCKWAY IMCO, INC., A DOMESTIC CORPORATION

BROCKWAY IMCO, INC., the undersigned corporation, does hereby certify:

FIRST:  That the name and state of incorporation of each of the constituent corporations to this merger is as follows:

NAME	STATE OF INCORPORATION

Brockway Imco, Inc.	Delaware
Brockway Plastics, Inc.	Tennessee

SECOND:  That the laws of the state under which Brockway Plastics, Inc. is organized permits such merger.

THIRD:  That the attached Agreement and Plan of Merger, dated June 25, 1985, has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 252(c) of the General Corporation Law of the State of Delaware.

FOURTH:  That the name of the surviving corporation of the merger is Brockway Imco, Inc., which shall herewith be changed to Brockway Plastics, Inc., a Delaware corporation.

FIFTH:  That the following is the only amendment effected by this merger to the Restated Certificate of Incorporation of Brockway

[ILLEGIBLE] Delaware corporation, the surviving corporation, which [ILLEGIBLE] Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 28, 1970 and amended by a Certificate of Amendment, dated June 1, 1984 and filed on June 4, 1984:

“FIRST:  The name of the corporation is
BROCKWAY PLASTICS, INC.”

SIXTH:  That Brockway, Inc. (NY), the sole stockholder of each constituent corporation, has consented to this merger and has been given an executed counterpart of the Agreement and Plan of Merger.

SEVENTH:  That the authorized capital stock of each foreign corporation which is a party to the merger is as follows:

Corporation	Class	Number of Shares	Par Value

Brockway Plastics, Inc.	Common	2,000	None

EIGHTH:  That, in accordance with the Agreement and Plan of Merger, the merger shall become effective on (i) the close of business on the last date on which a certificate or articles of merger shall be filed with the Offices of Secretary of State of the States of Delaware and Tennessee; or (ii) June 30, 1985, whichever occurs later.

NINTH:  That, the executed agreement of merger is on file at the principal place of business of the surviving corporation: Brockway Plastics, Inc., 701 E. Byrd Street, Richmond, Virginia 23218.

TENTH:  That a copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

ATTEST:	BROCKWAY IMCO, INC.

/s/ P. R. Burnaman	By	/s/ William E. Kelleher, Jr.
Secretary		Vice President

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AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated June 25, 1985, pursuant to Section 252 of the General Corporation Law of the State of Delaware and Section 48-906 of the Tennessee General Corporation Act, is entered into by and between BROCKWAY IMCO, INC., a Delaware corporation (herein called “Imco”), and BROCKWAY PLASTICS, INC., a Tennessee corporation (herein called “Plastics”).

W I T N E S S E T H   T H A T:

WHEREAS, the authorized capital stock of Imco consists of 300,000 shares of Common Stock, no par value, (herein called “Imco Common”), 300,000 shares of which are now issued and outstanding; and

WHEREAS, the authorized capital stock of Plastics consists of 2,000 shares of Common Stock, no par value, (herein called “Plastics Common”), 200 shares of which are now issued and outstanding; and

WHEREAS, the respective Boards of Directors of Imco and Plastics have recommended that Plastics be merged into Imco upon the terms and conditions herein set forth and have accordingly recommended to the shareholders of each corporation that this Agreement and Plan of Merger be approved; and

WHEREAS, the shareholders of Imco and Plastics, by their unanimous consents, dated June 25, 1985, have approved this Agreement and Plan of Merger.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants hereinafter contained, the parties hereto, intending to be legally bound hereby, agree as follows:

1.     Plastics shall, upon and subject to the terms and conditions set forth herein, be merged into Imco, which shall be the Surviving Corporation and which shall continue its corporate existence under the laws of the State of Delaware, and the separate existence of Plastics shall cease. Immediately upon the merger becoming effective, the name of the Surviving Corporation shall be changed to “Brockway Plastics, Inc.”

2.     The time that the merger shall become effective shall be (i) the close of business on the last date on which a certificate or articles of merger, including this Agreement and Plan of Merger, shall be filed with the Offices of Secretary of State of the States of Delaware and Tennessee, or (ii) June 30, 1985, whichever occurs later.  For accounting and tax purposes, the merger shall be deemed effective as of the close of business on June 30, 1985.

3.     The Restated Certificate of Incorporation of Imco, as filed in the Office of the Secretary of State of the State of

Delaware, as previously amended and as amended to reflect the name change of the Surviving Corporation in accordance with Paragraph 1 hereof, shall constitute, from and after the effective date of the merger and until further amended as provided by law, the Restated Certificate of Incorporation of the Surviving Corporation.

4.     The Bylaws of Imco as in effect immediately prior to the time the merger becomes effective, shall be the Bylaws of the Surviving Corporation until the same shall thereafter be altered, amended or repealed in accordance with law.

5.     The officers and directors of Imco immediately prior to the time the merger becomes effective shall be the officers and directors of the Surviving Corporation until their successors are duly elected and qualify.

6.     Upon the merger becoming effective, Plastics shall be merged into Imco, the separate existence of Plastics shall cease, and Imco shall continue in existence and, without other transfer, shall succeed to and possess all of the properties, rights, privileges, patents, trademarks, licenses, immunities, powers, purposes and franchises, as well of a public as of a private nature, and shall be subject to all of the obligations, restrictions, disabilities and duties, of both Imco and Plastics, all without further act or deed, as provided by the General Corporation Law of Delaware and the General Corporation Act of Tennessee.  If at any time Imco shall consider or be advised that any further assignments, conveyances or assurances in law are necessary or desirable to carry out the provisions hereof, the proper officers and directors of Plastics as of the time the merger becomes effective shall execute and deliver any and all proper deeds, assignments and assurances in law and do all things necessary or proper to carry out the provisions hereof.

7.     The terms of the merger, the mode of carrying the same into effect and the manner of surrender of the certificates evidencing the outstanding shares of Plastics shall be as follows:

(i)             Each share of Imco Common which is issued and outstanding at the time the merger becomes effective shall continue to be and represent the same number of shares of Common Stock, no par value, of the Surviving Corporation.  Upon the merger becoming effective and the Certificate of Incorporation being amended to reflect the name change of the Surviving Corporation as provided in Paragraph 1 hereof, the shareholders of the Surviving Corporation Common shall surrender the certificates representing the issued and outstanding shares of Imco to the Surviving Corporation, which shall immediately thereafter reissue new certificates representing the same number of shares but reflecting the change of name of the Surviving Corporation to Brockway Plastics, Inc.

(ii)          Each share of Plastics Common which is issued and outstanding at the time the merger becomes effective shall be cancelled and the shareholders of Plastics Common shall surrender the certificates representing the issued and outstanding shares of Plastics to Imco for cancellation.

8.               Imco and Plastics, by consent of a majority of their respective Boards of Directors, may amend, modify or supplement this Agreement and Plan of Merger in such manner as may be agreed upon by them in writing, at any time prior to the filing of this Agreement and Plan of Merger with the Office of Secretary of State of the State of Delaware or Tennessee; provided, however, that any amendment subsequent to the adoption of this Agreement and Plan by the shareholders of any constituent corporation shall not (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such constituent corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the merger, or (3) alter or change any of the terms and conditions of this Agreement and Plan if such alteration or change would adversely affect the holders of any class or series thereof of such constituent corporation.

9.               This instrument contains the entire agreement between the parties hereto with respect to the transactions contemplated in this Agreement and Plan of Merger.

10.   This Agreement and Plan of Merger may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of which together shall constitute but one instrument.

IN WITNESS WHEREOF, Imco and Plastics have each caused this Agreement and Plan of Merger to be executed by their duly authorized officers and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.

[SEAL]

ATTEST:	BROCKWAY IMCO, INC.

/s/ P. R. Burnaman	By	/s/ William E. Kelleher, Jr.
Secretary		Vice President

(Corporate Seal)

[SEAL]

ATTEST:	BROCKWAY PLASTICS, INC.

/s/ William E. Kelleher, Jr.	By	/s/ P. R. Burnaman
Asst. Secretary		Treasurer

(Corporate Seal)

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

* * * * *

Brockway Plastics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:                                                           That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that the Certificate of Incorporation of Brockway Plastics, Inc. be amended by changing the

First Article thereof so that, as amended, said Article shall be and read as follows: “First: The name of the corporation is O-I Brockway Plastics Inc.”

SECOND:                                            That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of section 228 of the General Corporation Law of the State of Delaware.

THIRD:                                                       That the aforesaid amendment was duly adopted in accordance with the applicable provisions of sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Brockway Plastics, Inc. has caused this certificate to be signed by David A. Ward, its Vice President, and attested by Thomas L. Young, its Secretary, this 8th day of July, 1988.

Brockway Plastics, Inc.

By	/s/ David A. Ward
David A. Ward, Vice President

ATTEST :

By	/s/ Thomas L. Young
Thomas L. Young, Secretary

CERTIFICATE OF CORRECTION FILED TO CORRECT

A CERTAIN ERROR IN THE CERTIFICATE OF AMENDMENT

OF

O-I BROCKWAY PLASTICS INC.

FILED IN THE OFFICE OF THE SECRETARY OF STATE

OF DELAWARE ON JULY 18, 1988

O-I Brockway Plastics Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

1.                                       The name of the corporation is O-I Brockway Plastics Inc.

2.                                       That a Certificate of Amendment was filed by the Secretary of State of Delaware on July 18, 1988, and that said certificate requires correction as permitted by subsection (F) of section 103 of The General Corporation Law of the State of Delaware.

3.                                       The inaccuracy or defect of said certificate to be corrected is as follows:  To correct the name of the corporation.

4.                                       Article First of the certificate is corrected to read as follows:

“First.  The name of the corporation is O-I Brockway Plastics, Inc.”

IN WITNESS WHEREOF, said O-I Brockway Plastics Inc. has caused this certificate to be signed by its Vice

President and attested by its Secretary, this                      day of                  , 1988.

O-I Brockway Plastics Inc.

By	/s/ David A. Ward
David A. Ward Vice President

ATTEST :

By	/s/ Thomas L. Young
Thomas L. Young
Secretary

CERTIFICATE OF OWNERSHIP

MERGING

IMCO SERVICE CORPORATION

INTO

O-I BROCKWAY PLASTICS, INC.

(Pursuant to Section 253 of the General Corporation Law of Delaware)

O-I BROCKWAY PLASTICS, INC., a corporation incorporated on the 18th day of July, 1988, pursuant to the provisions of the General Corporation Law of the State of Delaware;

DOES HEREBY CERTIFY that this Corporation owns at least 90% of the capital stock of IMCO Service Corporation, a corporation incorporated on the 31st day of January, 1977, pursuant to the provisions of the Virginia Stock Corporation Act and that this Corporation, by a resolution of its Board of Directors duly adopted by unanimous written consent in lieu of a meeting as of the 29th day of June, 1990, determined to and did merge into itself said IMCO Service Corporation, which resolution is in the following words to wit:

WHEREAS this Corporation lawfully owns at least 90% of the outstanding stock of IMCO Service Corporation, a corporation organized and existing under the laws of Virginia, and

WHEREAS this Corporation desires to merge into itself the said IMCO Service Corporation, and to be possessed of all the estate, property, rights, privileges and franchises of said Corporation,

NOW, THEREFORE, BE IT RESOLVED, that this Corporation merges into itself said IMCO Service

Corporation and assumes all of its liabilities and obligations; and

FURTHER RESOLVED, that the form, terms and provisions of the Agreement and Plan of Merger between the Corporation and Surviving Corporation dated as of June 29, 1990 (the “Merger Agreement”), providing for the merger of the Corporation with and into Surviving Corporation, with Surviving Corporation being the surviving corporation, copies of which have been presented to this Board of Directors, are hereby authorized and approved; and

FURTHER RESOLVED, that the president or a vice-president, and the secretary or assistant secretary of this Corporation be and they hereby are directed to make and execute, under the corporate seal of this Corporation, a certificate of ownership setting forth a copy of the resolution to merge said IMCO Service Corporation and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

FURTHER RESOLVED, that the officers of this Corporation be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware or the

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Commonwealth of Virginia, which may be in any way necessary or proper to effect said merger.

IN WITNESS WHEREOF, said O-I Brockway Plastics, Inc. has caused its corporate seal to be affixed and this certificate to be signed by Thomas L. Young, its Vice President and attested by Arthur H. Smith, its Assistant Secretary, this 29th day of June, 1990.

BY:	/s/ Thomas L. Young
Thomas L. Young Vice President

ATTEST:	/s/ Arthur H. Smith
Arthur H. Smith
Assistant Secretary

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CERTIFICATE OF MERGER

OF

OWENS-ILLINOIS PLASTIC PRODUCTS INC.

INTO

O-I BROCKWAY PLASTICS, INC.

The undersigned corporations organized and existing under and by virtue of the General Corporation Law of the State of Delaware

DO HEREBY CERTIFY:

FIRST:                                                           That the name and state of incorporation of each of the constituent corporations of the merger are as follows:

NAME	STATE OF INCORPORATION

Owens-Illinois Plastic
Products Inc.	Delaware
O-I Brockway Plastics, Inc.	Delaware

SECOND:                                            That an Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

THIRD:                                                       That the name of the surviving corporation of the merger is O-I BROCKWAY PLASTICS, INC.

FOURTH:                                           That OI PLASTIC PRODUCTS FTS INC., a Delaware corporation, is the owner of all of the stock of each of the constituent corporations.

FIFTH:                                                          That as an effect of the merger, the Certificate of Incorporation of O-I Brockway Plastics, Inc., a

Delaware corporation which will survive the merger, shall be the Certificate of Incorporation of the surviving corporation.

SIXTH:                                                        That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is One SeaGate, Toledo, Ohio 43666.

SEVENTH:                                      That a copy of the Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of either constituent corporation.

EIGHTH:                                                This Certificate of Merger shall be effective on January 1, 1995 at 12:01 a.m.

OWENS-ILLINOIS PLASTIC PRODUCTS INC.		O-I BROCKWAY PLASTICS, INC.

By:	/s/ David G. Van Hooser	By:	/s/ David G. Van Hooser
	David G. Van Hooser		David G. Van Hooser
	Vice President		Vice President

Attest:	/s/ James W. Baehren	Attest:	/s/ James W. Baehren
	James W. Baehren		James W. Baehren
	Secretary		Secretary

2

CERTIFICATION

I, P. R. Burnaman, Secretary of Brockway Imco, Inc. (to be known as Brockway Plastics, Inc.) (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such Secretary, that the Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of the Corporation and having been signed on behalf of Brockway Plastics, Inc., a corporation organized under the laws of the State of Tennessee, was duly adopted pursuant to Section 228 of the General Corporation Law of Delaware, by the unanimous written consent of the sole stockholder holding 300,000 shares of the Common Stock of the Corporation, the same being all of the issued and outstanding shares entitled to vote thereon, and that the Agreement and Plan of Merger was thereby adopted as the act of the stockholders of the Corporation and the duly adopted agreement and act of the Corporation.

WITNESS the due execution hereof on this 25th day of June, 1985.

/s/ P. R. Burnaman
P. R. Burnaman, Secretary

CERTIFICATE OF MERGER

OF

OI DOUGHERTY STS INC.

INTO

O-I BROCKWAY PLASTICS, INC.

The undersigned corporations organized and existing under and by virtue of the General Corporation Law of the State of Delaware

DO HEREBY CERTIFY:

FIRST:           That the name and state of incorporation of each of the constituent corporations of the merger are as follows:

NAME	STATE OF INCORPORATION

OI Dougherty STS Inc.	Delaware
O-I Brockway Plastics, Inc.	Delaware

SECOND:                                            That an Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

THIRD:                                                       That the name of the surviving corporation of the merger is O-I BROCKWAY PLASTICS, INC.

FOURTH:                                           That OI PLASTIC PRODUCTS FTS INC., a Delaware corporation, is the owner of all of the stock of each of the constituent corporations.

FIFTH:                                                          That as an effect of the merger, the Certificate of Incorporation of O-I Brockway Plastics, Inc., a Delaware corporation which will survive the merger, shall be the Certificate of Incorporation of the surviving corporation.

SIXTH:                                                        That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is One SeaGate, Toledo, Ohio 43666.

SEVENTH:                                      That a copy of the Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of either constituent corporation.

EIGHTH:                                                This Certificate of Merger shall be effective on January 1, 1995 at 1:01 a.m.

OI DOUGHERTY STS INC.		O-I BROCKWAY PLASTICS, INC.

By:	/s/ David G. Van Hooser	By:	/s/ David G. Van Hooser
	David G. Van Hooser		David G. Van Hooser
	Vice President		Vice President

Attest:	/s/ James W. Baehren	Attest:	/s/ James W. Baehren
	James W. Baehren		James W. Baehren
	Assistant Secretary		Secretary

2

CERTIFICATE OF MERGER

OF

OI TREITLER STS INC.

INTO

O-I BROCKWAY PLASTICS, INC.

The undersigned corporations organized and existing under and by virtue of the General Corporation Law of the State of Delaware

DO HEREBY CERTIFY:

FIRST:                                                           That the name and state of incorporation of each of the constituent corporations of the merger are as follows:

NAME	STATE OF INCORPORATION

OI Treitler STS Inc.	Delaware
O-I Brockway Plastics, Inc.	Delaware

SECOND:                                            That an Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

THIRD:                                                       That the name of the surviving corporation of the merger is O-I BROCKWAY PLASTICS, INC.

FOURTH:                                           That OI PLASTIC PRODUCTS FTS INC., a Delaware corporation, is the owner of all of the stock of each of the constituent corporations.

FIFTH:                                                          That as an effect of the merger, the Certificate of Incorporation of O-I Brockway Plastics, Inc., a Delaware corporation which will survive the merger, shall be the Certificate of Incorporation of the surviving corporation.

SIXTH:                                                        That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is One SeaGate, Toledo, Ohio 43666.

SEVENTH:                                      That a copy of the Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of either constituent corporation.

EIGHTH:                                                This Certificate of Merger shall be effective on January l, 1995 at 1:01 a.m.

OI TREITLER STS INC.		O-I BROCKWAY PLASTICS, INC.

By:	/s/ David G. Van Hooser	By:	/s/ David G. Van Hooser
	David G. Van Hooser		David G. Van Hooser
	Vice President		Vice President

Attest:	/s/ James W. Baehren	Attest:	/s/ James W. Baehren
	James W. Baehren		James W. Baehren
	Assistant Secretary		Secretary

2

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

DBC, INC.

INTO

O-I BROCKWAY PLASTICS, INC.

(Pursuant to Section 253 of the General Corporation Law of Delaware)

O-I BROCKWAY PLASTICS, INC., a corporation incorporated on the 15th day of June, 1960, pursuant to the provisions of the General Corporation Law of the State of Delaware;

DOES HEREBY CERTIFY that this Corporation owns 100% of the capital stock of DBC, INC., a corporation incorporated on the 2nd day of October, 1961, pursuant to the provisions of the Business Corporation Act of the State of New Jersey, and that this Corporation, by a resolution of its Board of Directors duly adopted by unanimous written consent in lieu of a meeting as of the 22nd day of December 1994, determined to and did merge into itself said DBC, INC., which resolution is in the following words, to wit:

WHEREAS this Corporation lawfully owns 100% of the outstanding stock of DBC, Inc., a corporation organized and existing under the laws of New Jersey; and

WHEREAS this Corporation desires to merge into itself the said DBC, Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation;

NOW, THEREFORE, BE IT RESOLVED, that this corporation merges into itself said DBC, Inc. and assumes all of its liabilities and obligations; and

FURTHER RESOLVED, that the president or a vice-president, and the secretary or an assistant secretary of this Corporation be and they hereby are directed to make and execute, under the corporate seal of this Corporation, a certificate of ownership and merger setting forth a copy of the resolution to merge said DBC, Inc. into this

Corporation and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of the State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

FURTHER RESOLVED, that this merger shall be effective January l, 1995 at 2:01 a.m.

FURTHER RESOLVED, that the officers of this Corporation be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware; which may be in any way necessary or proper to effect said merger.

IN WITNESS WHEREOF, said O-I BROCKWAY PLASTICS, INC. has caused this certificate to be signed by David G. Van Hooser, its Vice President and attested by James W. Baehren, its Secretary, this 22nd day of December, 1994.

BY:	/s/ David G. Van Hooser
David G. Van Hooser
Vice President

ATTEST:	/s/ James W. Baehren
James W. Baehren
Secretary

2

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

O-I BROCKWAY PLASTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:                                                           That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that the Certificate of Incorporation of O-I Brockway Plastics, Inc. be amended by changing the First Article thereof so that, as amended, said Article shall be and read as follows: “First: The name of the corporation is Owens-Brockway Plastic Products Inc.”

SECOND:                                            That in lieu of a meeting and vote of the sole stockholder, the stockholder has given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD:                                                       That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said O-I Brockway Plastic, Inc. has caused this certificate to be signed by David G. Van Hooser, its

Vice President, and attested by James W. Baehren, its Secretary, this 4th day of January, 1995.

O-I BROCKWAY PLASTICS, INC.

By:	/s/ David G. Van Hooser
David G. Van Hooser
Vice President

ATTEST:

By:	/s/ James W. Baehren
James W. Baehren
Secretary

2

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

TREITLER-OWENS, INC.

INTO

OWENS-BROCKWAY PLASTIC PRODUCTS INC.

(Pursuant to Section 253 of the General Corporation Law of Delaware)

OWENS-BROCKWAY PLASTIC PRODUCTS INC., a corporation incorporated on the 15th day of June, 1960, pursuant to the provisions of the General Corporation Law of the State of Delaware;

DOES HEREBY CERTIFY that this Corporation owns 100% of the capital stock of TREITLER-OWENS, INC., a corporation incorporated on the 29th day of January, 1976, pursuant to the provisions of the Business Corporation Act of the State of New Jersey, and that this Corporation, by a resolution of its Board of Directors duly adopted by unanimous written consent in lieu of a meeting as of the 14th day of December, 1995, determined to and did merge into itself said TREITLER-OWENS, INC., which resolution is in the following words, to wit:

WHEREAS this Corporation lawfully owns 100% of the outstanding stock of Treitler-Owens, Inc., a corporation organized and existing under the laws of New Jersey; and

WHEREAS this Corporation desires to merge into itself the said Treitler-Owens, Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said Corporation;

NOW, THEREFORE, BE IT RESOLVED, that this Corporation merges into itself said Treitler-Owens, Inc. and assumes all of its liabilities and obligations; and

FURTHER RESOLVED, that the president or a vice-president, and the secretary or an assistant secretary of this Corporation be and they hereby are directed to make and execute, under the corporate seal of this Corporation, a certificate of ownership and merger setting forth a copy of the resolution to merge said Treitler-Owens, Inc. into this Corporation and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of the State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

FURTHER RESOLVED, that this merger shall be effective December 31, 1995 at 12:01 a.m.

FURTHER RESOLVED, that the officers of this Corporation be, and they hereby are, authorized and directed to do all acts and things whatsoever, whether within or without the state of Delaware; which may be in any way necessary or proper to effect said merger.

IN WITNESS WHEREOF, said OWENS-BROCKWAY PLASTIC PRODUCTS INC. has caused this certificate to be signed by David G. Van Hooser, its Vice President and attested by James W. Baehren, its Secretary, this 14th day of December, 1995.

OWENS-BROCKWAY PLASTIC PRODUCTS INC.

BY:	/s/ David G. Van Hooser
David G. Van Hooser
Vice President

ATTEST:	/s/ James W. Baehren
James W. Baehren
Secretary

2